Accounts Payable, Other Payables and Accrued Liabilities - Schedule of Accounts Payable, Other Payables and Accrued Liabilities (Details)	Dec. 31, 2025 USD ($)	Dec. 31, 2025 SGD ($)	Jun. 30, 2025 SGD ($)
Accounts Payable, Other Payables and Accrued Liabilities [Abstract]
Accounts payable	$ 4,144	$ 5,329	$ 28,816
Salary payables	43,577	56,035	92,518
Other payables	263,621	338,990	71,088
Accrued expenses			468,917
Total accounts payable, other payables and accrued liabilities	$ 311,342	$ 400,354	$ 661,339